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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 26, 2004
                                                         -------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                   0-20943                11-2880025
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


499 Thornall Street
Edison, New Jersey                                            08837
----------------------------------------              -----------------------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (732) 590-1600
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.01  Change in Registrant's Certifying Accountants.

(a) On October 26, 2004, Deloitte & Touche LLP ("Deloitte") informed Intelligroup, Inc. (the "Company") that Deloitte had determined it would not complete its review of the Company's interim financial information for the quarter ended June 30, 2004 and that its previously announced intention to resign as the Company's independent registered public accounting firm was effective immediately. Previously, on August 11, 2004, the Company filed a report on Form 8-K disclosing that Deloitte had resigned as the Company's independent registered public accounting firm, subject to conclusion of its review of the Company's interim financial information for the quarter ended June 30, 2004.

The reports of Deloitte on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period through the date of this report, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports.

During the Company's two most recent fiscal years and the subsequent interim period through the date of this report, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation of S-K.

The Company has provided a copy of this report to Deloitte and requested that it furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of that letter is filed as Exhibit 16 to this Report.

(b) On November 1, 2004, the Company's Audit Committee appointed J.H. Cohn LLP ("J.H. Cohn") as the Company's independent registered public accounting firm effective immediately.

The Company has not consulted with J.H. Cohn in the last two fiscal years or in any interim period through the date of this filing with respect to any matters contained in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.01.  Regulation FD Disclosure

On November 1, 2004 the Company issued a press release announcing the events described in Item 4.01. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

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ITEM 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         Exhibit 16 - Letter dated November 1, 2004 to Securities and Exchange Commission from Deloitte & Touche LLP.




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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTELLIGROUP, INC.

                                       By: /s/ Madhu Poomalil
                                           -----------------------------------
                                       Name:  Madhu Poomalil
                                       Title: Chief Financial Officer


Date: November 1, 2004